Investment Required by Regulation	12 Months Ended
Dec. 31, 2013
Banking And Thrift [Abstract]
Investment Required by Regulation
4.	Investment Required by Regulation

The Company’s subsidiary bank is a member of the FHLB system. As a member, the Bank maintains an investment in the capital stock of the FHLB of Pittsburgh, at cost, in an amount not less than 1.0% of the unpaid principal balances of residential mortgage loans, 0.3% of total assets or approximately 5.0% of outstanding advances, if any due to the FHLB, whichever is greater, as calculated periodically by the FHLB. Purchases and redemptions of FHLB stock are made directly with the FHLB at par.